Exhibit 99.3

                    MONTHLY CERTIFICATEHOLDERS' STATEMENT                    1.

                      GENERAL ELECTRIC CAPITAL CORPORATION

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                          JCP MASTER CREDIT CARD TRUST

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                         5.50% ASSET BACKED CERTIFICATES
                               SERIES E (Class A)
                              CUSIP NO. 466115AE2


         Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of October 15, 1997 and Amendment No. 2 dated as of October 15, 1999 and as supplemented by the Series A, Series B, Series C, Series D and Series E Supplements thereto (as so amended and supplemented, the "Pooling and Servicing Agreement"), by and among JCP Receivables Inc., JCPenney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), General Electric Capital Corporation (as the successor and assign of JCPenney pursuant to the Assignment and Assumption Agreement dated as of December 6, 1999) is required to prepare certain Information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The Information which is required to be prepared with respect to the Distribution Date of February 15, 2000, and with respect to the performance of the Trust during the month of January, 2000, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Class A of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

       A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount) for Class A of this Series.

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               1.      The total amount of the distribution to Certificateholders per $1,000 original
                       Certificate Principal amount ................................................... $   4.58



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               2.      The  amount of the distribution set forth in paragraph 1 above allocable to
                       Certificate Principal, per $1,000 original Certificate Principal amount......... $   0.00


               3.      The amount of the distribution set forth in paragraph 1 above allocable to
                       Certificate Interest, per $1,000 original Certificate Principal amount.......... $   4.58



     B.          Information Regarding the Performance of the Trust.

                 1.       Collection of Principal Receivables

                  (a)        The aggregate amount of Collections of Principal Receivables processed which were allocated in respect of the Certificates of Class A of this
                             Series................................................................... $ 125,444,794

                  (b)        The Discounted Percentage in Respect of the Collections of Principal
                             Receivables set forth in paragraph 1.(a)above............................     0.00%

                  (c)        The net amount of Collections of Principal Receivables processed which were allocated in respect of the Certificates of Class A of this Series.. $ 125,444,794



                 2.       Collection of Finance Charge Receivables

                  (a)        The aggregate amount of Collections of Finance Charge Receivables processed which were allocated in respect of the Certificates of Class A of this Series........................................................... $  13,445,412



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                  (b)        The aggregate amount of Discount Option Receivable Collections which were allocated in respect of the Certificates of Class A of
                             this Series.............................................................. $     0.00

                  (c)        The portion of Collections of Finance Charge Receivables set forth in paragraph 2.(a) above which were allocated in respect
                             of the Certificates of other Series...................................... $     0.00


                  (d)        The net amount of Collections of Finance Charge Receivables which were allocated in respect of the Certificates of Class A of this Series.. $ 13,445,412



                   3.  Net Recoveries

                             The aggregate amount of Net Recoveries which were allocated in
                             respect of the Certificates of Class A of this Series.................... $    0.00



                   4.     Principal Receivables in the Trust

                           (a)       The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of such month (which reflects  the Principal Receivables represented by the JCPR
                                     Amount and by the Aggregate Investor Amount)..................... $ 1,535,048,703

                          (b)        The amount of Principal Receivables in the Trust represented by the Aggregate Investor Amount as of the end of the day on
                                     the last day of such month ...................................... $  847,370,212


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                          (c)        The Aggregate Investor Amount set forth in paragraph 4(b)
                                     above as a percentage of the aggregate amount of Principal
                                     Receivables set forth in paragraph 4(a) above....................      55.20%

                          (d)        The Aggregate Investor Amount for Class A of this Series as a percentage of the aggregate amount of Principal Receivables
                                     in the Trust as set forth in paragraph 4(a) above................      42.34%



           5.    Delinquent Balances

                  The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the last day of such month:
                                                                                        Aggregate
                                                                                      Account Balance
                                                                                      ---------------

                                              (a) 1 month:  ......................... $   31,435,106
                                              (b) 2 months: .........................     13,716,161
                                              (c) 3 months: .........................     10,859,290
                                              (d) 4 months: .........................      8,728,501
                                              (e) 5 months: .........................              0
                                              (f) 6 or more months: .................              0

                                                                       Total:         $   64,739,058



                 6.      Investor Default Amount

                         The aggregate amount of the Investor Default Amount which was allocated in respect of the Certificates of Class A of this Series........... $  2,359,773



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                 7.      Investor Charge Offs; Reimbursement of Charge Offs

                         (a)      The aggregate amount of Investor Charge Offs which was
                                  allocated in respect of the Certificates of Class A of
                                  this Series........................................................ $    0.00

                         (b)      The amount of the Investor Charge Offs set forth in
                                  paragraph 7(a) above, per $1,000 original Certificate Principal amount (which will have the effect of reducing pro rata, the amount of each Certificateholder's investment) allocated to
                                  Class A of this Series ............................................ $    0.00

                         (c)      The aggregate amount reimbursed to the Trust in the current month from drawings under the Letter of Credit in respect of
                                  Investor Charge Offs in prior months............................... $    0.00

                         (d)      The amount set forth in paragraph 7(c) above, per $1,000 original
                                  Certificate Principal amount (which will have the effect of increasing, pro rata, the amount of each Certificateholder's
                                  investment) allocated to Class A of this Series.................... $    0.00



                 8.      Investor Monthly Servicing Fee

                       The amount of the Investor Monthly Servicing Fee for Class A of this Series for the preceding Monthly Period payable by the Trust to the Servicer ............ $ 1,083,333



                 9.      Investor Monthly Facility Fee

                         The amount of the Investor Monthly Facility Fee for Class A of this Series
                         for the preceding Monthly Period payable by the Trust to JCPR............... $    0.00


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                 10.     Available L/C Amount

                         The Available L/C Amount as of the close of business on the Distribution Date
                         specified above for Class A of this Series.................................. $    0.00



     C.          The Pool Factor.

                          The Pool Factor (which represents the ratio of the Adjusted Investor
                          Amount for Class A of this Series as of the end of the last day of such month to the applicable Initial Investor Amount). (The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original denomination of the Holder's
                          Certificate by the Pool Factor) ..........................................    1.000000

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                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as Servicer

                                       By: /s/ Michael W. Towe
                                           ------------------------------------
                                           Title: Attorney-in-Fact







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